SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                                  August 7, 1998
                                 --------------
                        (Date of earliest event reported)


                            Electric Lightwave, Inc.
                -------------------------------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                     0-23393                     93-1035711
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

              4400 NE 77th Avenue, Vancouver, WA                  98662
------------------------------------------------------          --------
           (Address of principal executive offices)            (Zip Code)


                                  (360)892-1000
                                 ---------------
              (Registrant's telephone number, including area code)

                           No change since last report
                           ---------------------------
             (Former name or address, if changed since last report)

Item 7.        Financial Statements and Exhibits.



EXHIBIT NO.                   DESCRIPTION

27                 Financial Data Schedule for 9 months ended September 30, 1997

                                   SIGNATURES
                                ----------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Electric Lightwave, Inc.
                            ------------------------
                                   Registrant




                              By: /s/ Kerry D. Rea
                           -----------------------------
                           Vice President and Controller



Date:     August 7, 1998